FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
NOTE 6: - FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, short-term bank deposits, trade receivables, other receivables, long term deposits, trade payables and other payables approximate their fair values due to the short-term maturities of such instruments.

The fair value of the liabilities in respect of government grants is measured using a discount rate that reflects the applicable market rate of interest at the date the grants are received, which approximates the fair value at the respective balance sheet date.

The fair value of lease liability is measured using a discount rate that reflects the Incremental Borrowing Rate (IBR) of interest at the date of the contract.

The fair value measurement of the SAFE agreement is based on the weighted average value of various scenarios regarding Lavie Bio Ltd.’s estimated enterprise value and cash amount considerations at the valuation date. The fair value of the ordinary shares of Lavie Bio Ltd. is measured using the income approach, whereby the expected cash flows generated by Lavie Bio Ltd. are discounted to their present value equivalent using a rate of return that reflects its relative risk, as well as the time value of the money, and is considered to be Level 3 fair value hierarchy.